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                                  EXHIBIT 4(a)
                                  ------------

                 The Progressive Corporation 1995 Incentive Plan
          (incorporated by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994, as
     filed with the Commission on March 28, 1995; see Exhibit 10(L) therein)